UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 13, 2019

CANCER GENETICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35817	04-3462475
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

201 Route 17 North 2nd Floor, Rutherford, New Jersey	07070
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (201) 528-9200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined by Rule 405 of the Securities Act of 1933 (17 §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CGIX	The Nasdaq Capital Market

Item 1.01. Entry into a Material Definitive Agreement.

On June 13, 2019, Cancer Genetics, Inc. (the “Company”) and certain wholly-owned subsidiaries of the Company, as borrowers or as guarantors, as applicable, entered into the Forbearance and Sixth Amendment to Amended and Restated Loan and Security Agreement (the “Forbearance and Amendment”), amending the Amended and Restated Loan and Security Agreement, dated as of March 22, 2017, as amended from time to time, among the Company, certain of its wholly-owned subsidiaries and Silicon Valley Bank (“Bank”) (as subsequently amended from time to time, the “Amended Loan Agreement”).

The Forbearance and Amendment, among other things, (i) sets the maximum amount that may be advanced under the Amended Loan Agreement at $3,000,000 on or before July 4, 2019 and at $2,500,000 from and after July 5, 2019; (ii) requires the Company to make a prepayment in an amount equal to the then-outstanding principal balance under the Amended Loan Agreement less $2,500,000 on or before July 4, 2019; (iii) provides for Bank’s forbearance of its rights and remedies resulting from existing and stated potential events of default under the Amended Loan Agreement until the earlier of (a) the occurrence of an additional event of default, (b) Partners for Growth IV, L.P. (“PFG”) taking any action pursuant to its rights and remedies under the Loan and Security Agreement, dated as of March 22, 2017, as amended, among the Company, certain of its wholly-owned subsidiaries and PFG or applicable law or (c) July 15, 2019; and (iv) extends the Revolving Line Maturity Date (as defined in the Amended Loan Agreement) to July 15, 2019.

The foregoing description of the Forbearance and Amendment and the Amended Loan Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Forbearance and Amendment, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ending June 30, 2019.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 of this Report is incorporated herein by reference.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANCER GENETICS, INC.

	By:	/s/ John A. Roberts
	Name:	John A. Roberts
	Title:	Chief Executive Officer

Date: June 19, 2019

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